UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017

VULCAN MATERIALS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Urban Center Drive

Birmingham, Alabama 35242

(Address of principal executive offices) (zip code)

(205) 298-3000

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2017, Vulcan Materials Company (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) in Birmingham, Alabama. There were 132,636,842 shares of common stock eligible to be voted at the Annual Meeting, and 118,548,883 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting. The following matters, which are described in more detail in the Company’s 2017 definitive proxy statement, which is incorporated herein by reference as Exhibit 10.1, were voted upon and approved by the Company’s shareholders at the Annual Meeting.

Proposal 1: Election of Directors

The individual named below was elected to a two-year term expiring in 2019:

Director	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
David P. Steiner	108,414,197	970,758	114,658	9,049,270

Each of the individuals named below was elected to a three-year term expiring in 2020:

Director	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
O. B. Grayson Hall, Jr.	107,346,505	2,014,187	138,921	9,049,270
James T. Prokopanko	107,672,948	1,693,004	133,661	9,049,270
Kathleen Wilson-Thompson	107,824,442	1,554,377	120,794	9,049,270

Proposal 2: Advisory Vote on Compensation of the Company’s Named Executive Officers (Say on Pay)

The advisory vote on the compensation of the Company’s named executive officers was approved with the following vote:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
106,096,409	3,159,915	243,289	9,049,270

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation (Say on Pay Frequency)

A one year frequency on future advisory votes on the compensation of the Company’s named executive officers was approved with the following vote:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
100,222,235	223,541	8,886,006	167,831	9,049,270

The Company will include an advisory vote on executive compensation in its proxy materials every year until the next advisory vote on the frequency of future advisory votes on executive compensation, which will occur no later than the Company’s 2023 annual meeting of shareholders.

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017 was ratified with the following vote:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
116,265,866	2,185,429	97,588	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Definitive Proxy Statement, filed on Schedule 14A with the Securities and Exchange Commission on March 27, 2017 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VULCAN MATERIALS COMPANY

Date: May 17, 2017	By:	/s/ Jerry F. Perkins Jr.
Name: Jerry F. Perkins Jr.
Title: General Counsel and Secretary